EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Thomas L. Crom, III, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

the amended Annual Report on Form 10-K/A of Midwest Oil & Gas Inc. for the period ended January 31, 2014 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Midwest Oil & Gas Inc.

/s/ Thomas L. Crom, III
Dated: June 1, 2015	Thomas L. Crom, III
Chief Financial Officer, Secretary and Treasurer (Principal Financial Officer and Principal Accounting Officer)
Midwest Oil & Gas Inc.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Midwest Oil & Gas Inc. and will be retained by Midwest Oil & Gas Inc. and furnished to the Securities and Exchange Commission or its staff upon request.